Putnam Multi-Cap Core Fund
The fund's portfolio
7/31/21 (Unaudited)

COMMON STOCKS (90.3%)(a)
	Shares	Value
Aerospace and defense (1.8%)
Northrop Grumman Corp.	78,385	$28,455,323
Raytheon Technologies Corp.	384,542	33,435,927

		61,891,250
Air freight and logistics (0.3%)
FedEx Corp.	38,270	10,713,687

		10,713,687
Airlines (0.9%)
Southwest Airlines Co.(NON)(S)	596,103	30,115,124

		30,115,124
Auto components (1.0%)
Magna International, Inc. (Canada)	393,102	32,953,741

		32,953,741
Banks (4.6%)
Bank of America Corp.	2,696,042	103,420,171
Citigroup, Inc.	569,816	38,530,958
KeyCorp	743,621	14,619,589

		156,570,718
Beverages (1.2%)
Coca-Cola Co. (The)	471,665	26,899,055
Molson Coors Beverage Co. Class B(NON)(S)	286,818	14,022,532

		40,921,587
Biotechnology (2.7%)
AbbVie, Inc.	375,052	43,618,548
Amgen, Inc.	182,888	44,174,768
Vor BioPharma, Inc.(NON)(S)	250,332	3,134,157

		90,927,473
Capital markets (3.7%)
Apollo Global Management, Inc.	192,464	11,328,431
Goldman Sachs Group, Inc. (The)	114,276	42,839,787
KKR & Co., Inc. Class A	449,188	28,640,227
Morgan Stanley	272,924	26,195,246
Raymond James Financial, Inc.	121,369	15,714,858

		124,718,549
Chemicals (0.8%)
Eastman Chemical Co.	228,326	25,736,907

		25,736,907
Communications equipment (1.4%)
Cisco Systems, Inc./California	886,157	49,066,513

		49,066,513
Construction materials (0.2%)
Summit Materials, Inc. Class A(NON)	251,172	8,439,379

		8,439,379
Distributors (0.2%)
LKQ Corp.(NON)	157,668	8,001,651

		8,001,651
Diversified consumer services (0.1%)
OneSpaWorld Holdings, Ltd. (Bahamas)(NON)(S)	341,231	3,371,362

		3,371,362
Diversified financial services (3.0%)
Berkshire Hathaway, Inc. Class B(NON)	220,792	61,444,206
FirstMark Horizon Acquisition Corp. Class A(NON)	412,176	4,039,325
Pershing Square Tontine Holdings, Ltd. Class A(NON)	756,593	15,404,233
Senior Connect Acquisition Corp. I Class A(NON)	909,766	8,852,023
Switchback Energy (acquired 5/12/21, cost $4,113,650) (Private)(NON)(F)(P1)(RES)	411,365	3,661,560
Switchback Energy Class A(NON)(S)	844,028	8,347,437

		101,748,784
Diversified telecommunication services (1.1%)
AT&T, Inc.	546,985	15,342,929
Liberty Global PLC Class A (United Kingdom)(NON)	772,750	20,748,338

		36,091,267
Electric utilities (1.9%)
Exelon Corp.(S)	503,479	23,562,817
NRG Energy, Inc.	602,279	24,837,986
PG&E Corp.(NON)(S)	1,851,655	16,276,047

		64,676,850
Entertainment (1.0%)
Walt Disney Co. (The)(NON)	200,500	35,292,010

		35,292,010
Equity real estate investment trusts (REITs) (1.8%)
Armada Hoffler Properties, Inc.(R)	970,846	12,620,998
Boston Properties, Inc.(R)	96,483	11,325,175
Gaming and Leisure Properties, Inc.(R)	708,093	33,521,123
Vornado Realty Trust(R)	104,252	4,534,962

		62,002,258
Food and staples retail (1.6%)
Walmart, Inc.	390,781	55,705,832

		55,705,832
Health-care equipment and supplies (0.8%)
Medtronic PLC	148,848	19,545,231
Nyxoah SA (Belgium)(NON)	183,630	5,954,203

		25,499,434
Health-care providers and services (4.6%)
Cigna Corp.	77,520	17,790,065
CVS Health Corp.	237,603	19,568,983
HCA Healthcare, Inc.	80,261	19,920,780
McKesson Corp.	112,353	22,900,912
Tenet Healthcare Corp.(NON)	335,062	24,070,854
UnitedHealth Group, Inc.	128,969	53,163,601

		157,415,195
Hotels, restaurants, and leisure (0.3%)
Chuy's Holdings, Inc.(NON)	174,323	5,752,659
Kura Sushi USA, Inc. Class A(NON)	104,308	5,071,455

		10,824,114
Household durables (1.3%)
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private) (Germany)(NON)(F)(RES)	48	43
PulteGroup, Inc.	786,603	43,160,907

		43,160,950
Industrial conglomerates (1.4%)
Honeywell International, Inc.	201,199	47,038,314

		47,038,314
Insurance (1.2%)
Arch Capital Group, Ltd.(NON)	474,421	18,502,419
Assured Guaranty, Ltd.	456,543	21,827,321

		40,329,740
Interactive media and services (6.2%)
Alphabet, Inc. Class C(NON)	49,031	132,600,417
Facebook, Inc. Class A(NON)	210,374	74,956,256

		207,556,673
Internet and direct marketing retail (3.6%)
Amazon.com, Inc.(NON)	37,165	123,669,882

		123,669,882
IT Services (2.5%)
Mastercard, Inc. Class A	144,968	55,948,950
PayPal Holdings, Inc.(NON)	110,368	30,409,695

		86,358,645
Machinery (0.9%)
Otis Worldwide Corp.	350,189	31,359,425

		31,359,425
Media (1.2%)
Comcast Corp. Class A	676,690	39,809,673

		39,809,673
Metals and mining (1.2%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	22,864,877
Nucor Corp.	181,412	18,870,476

		41,735,353
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)	316,370	8,235,111

		8,235,111
Multiline retail (1.8%)
Target Corp.	238,915	62,368,761

		62,368,761
Oil, gas, and consumable fuels (1.7%)
Comstock Resources, Inc.(NON)(S)	1,559,993	9,484,757
ConocoPhillips	269,334	15,098,864
Enterprise Products Partners LP	1,070,420	24,159,379
Phillips 66	144,376	10,601,530

		59,344,530
Personal products (—%)
Better Choice Co., Inc.(NON)	425,048	1,487,668

		1,487,668
Pharmaceuticals (2.5%)
Eli Lilly and Co.	136,686	33,283,041
Johnson & Johnson	307,513	52,953,739

		86,236,780
Real estate management and development (0.9%)
CBRE Group, Inc. Class A(NON)	314,782	30,363,872

		30,363,872
Road and rail (1.2%)
Union Pacific Corp.	180,661	39,521,400

		39,521,400
Semiconductors and semiconductor equipment (3.6%)
Intel Corp.	532,910	28,627,925
Lam Research Corp.	85,689	54,619,025
Micron Technology, Inc.(NON)	240,421	18,651,861
Texas Instruments, Inc.	110,128	20,992,599

		122,891,410
Software (11.2%)
Citrix Systems, Inc.	76,066	7,663,650
Dynatrace, Inc.(NON)	310,305	19,819,180
Microsoft Corp.	949,088	270,404,660
Oracle Corp.	601,001	52,371,227
RingCentral, Inc. Class A(NON)	18,353	4,905,206
Salesforce.com, Inc.(NON)	67,440	16,315,759
Upland Software, Inc.(NON)	92,708	3,337,488

		374,817,170
Specialty retail (3.2%)
Best Buy Co., Inc.	261,645	29,395,816
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired 1/22/21, cost $9,199,180) (Private)(NON)(F)(P2)(RES)	919,918	10,382,195
Lowe's Cos., Inc.	348,493	67,151,116

		106,929,127
Technology hardware, storage, and peripherals (7.5%)
Apple, Inc.	1,609,331	234,737,020
NCR Corp.(NON)	342,225	15,194,790

		249,931,810
Tobacco (0.6%)
Altria Group, Inc.	451,887	21,708,651

		21,708,651
Trading companies and distributors (1.4%)
Karat Packaging, Inc.(NON)	411,735	9,161,104
United Rentals, Inc.(NON)	112,437	37,053,613

		46,214,717

Total common stocks (cost $1,592,231,685)		$3,063,753,347

INVESTMENT COMPANIES (2.9%)(a)
	Shares	Value
Consumer Staples Select Sector SPDR Fund(S)	662,979	$47,409,628
Health Care Select Sector SPDR Fund(S)	390,179	51,562,155

Total investment companies (cost $97,313,150)		$98,971,783

CONVERTIBLE BONDS AND NOTES (0.3%)(a)
	Principal amount	Value
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26	$3,761,000	$11,372,136

Total convertible bonds and notes (cost $3,761,000)		$11,372,136

UNITS (0.2%)(a)
	Units	Value
COVA Acquisition Corp.(NON)	728,239	$7,304,237

Total units (cost $7,282,390)		$7,304,237

SHORT-TERM INVESTMENTS (8.8%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09%(AFF)	Shares	82,951,561	$82,951,561
Putnam Short Term Investment Fund Class P 0.09%(AFF)	Shares	202,819,523	202,819,523
U.S. Treasury Bills 0.041%, 10/14/21(SEGSF)		$200,000	199,980
U.S. Treasury Bills 0.019%, 9/28/21(SEG)(SEGSF)		5,000,000	4,999,604
U.S. Treasury Bills 0.008%, 9/14/21		400,000	399,979
U.S. Treasury Cash Management Bills 0.048%, 10/19/21(SEG)		5,200,000	5,199,380
U.S. Treasury Cash Management Bills 0.026%, 10/5/21(SEG)		2,400,000	2,399,795

Total short-term investments (cost $298,970,259)			$298,969,822
TOTAL INVESTMENTS

Total investments (cost $1,999,558,484)			$3,480,371,325

FUTURES CONTRACTS OUTSTANDING at 7/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	811	$90,274,275	$90,085,880	Sep-21	$(3,287,276)
S&P 500 Index E-Mini (Long)	404	88,784,252	88,667,900	Sep-21	3,188,253

Unrealized appreciation					3,188,253

Unrealized (depreciation)					(3,287,276)

Total					$(99,023)

WRITTEN OPTIONS OUTSTANDING at 7/31/21 (premiums $763,661) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
Facebook, Inc. Class A (Call)	Nov-21/$385.00	$14,991,323	$42,075	$528,100

Total				$528,100

Key to holding's abbreviations
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2021 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,391,626,044.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14,043,798, or 0.4% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$27,571,769	$240,397,577	$185,017,785	$8,405	$82,951,561
	Putnam Short Term Investment Fund**	174,470,337	113,521,139	85,171,953	44,755	202,819,523

	Total Short-term investments	$202,042,106	$353,918,716	$270,189,738	$53,160	$285,771,084
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $82,951,561 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $80,765,653.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,267,974.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $544,946.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(P1)	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $4,113,650, the deferred settlement.
(P2)	Represents an investment in the shares of a special purpose acquisition corporation that are subject to certain restrictions on transfer and awaiting finalization of a resale registration statement that the company has filed with the SEC.
At the close of the reporting period, the fund maintained liquid assets totaling $20,312,525 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to enhance the return on securities owned and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $528,100 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $544,946 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$318,749,623	$—	$—
Consumer discretionary	380,897,350	—	10,382,238
Consumer staples	119,823,738	—	—
Energy	59,344,530	—	—
Financials	427,941,342	—	3,661,560
Health care	360,078,882	—	—
Industrials	266,853,917	—	—
Information technology	883,065,548	—	—
Materials	75,911,639	—	—
Real estate	92,366,130	—	—
Utilities	64,676,850	—	—

Total common stocks	3,049,709,549	—	14,043,798
Convertible bonds and notes	—	11,372,136	—
Investment companies	98,971,783	—	—
Units	7,304,237	—	—
Short-term investments	—	298,969,822	—

Totals by level	$3,155,985,569	$310,341,958	$14,043,798
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(99,023)	$—	$—
Written options outstanding	—	(528,100)	—

Totals by level	$(99,023)	$(528,100)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$32,000
Futures contracts (number of contracts)	1,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com